UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)
December 12, 2013
____________________________
RENT-A-CENTER, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25370 (Commission File Number)	45-0491516 (IRS Employer Identification No.)
5501 Headquarters Drive Plano, Texas 75024 (Address of principal executive offices and zip code)

(972) 801-1100
(Registrant's telephone
number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01    Other Events.
On December 12, 2013, the Company issued a press release announcing that its Board of Directors increased its quarterly cash dividend from $0.21 per share to $0.23 per share, beginning with the dividend for the first quarter of 2014. The Company declared a cash dividend in the amount of $0.23 per share payable on January 23, 2014, to common stockholders of record as of the close of business on January 3, 2014.
The press release containing these announcements is furnished as Exhibit 99.1.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits
Exhibit 99.1    Press Release issued on December 12, 2013, by Rent-A-Center, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.
Date: December 13, 2013	By:	/s/ Dawn M. Wolverton
Dawn M. Wolverton
Vice President - Assistant General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on December 12, 2013, by Rent-A-Center, Inc.